NOTICE OF COMPLETED SUBSTITUTION
Dated April 27, 2020

Allianz Life Insurance Company of North America
Allianz Life Variable Account B
Allianz Life Insurance Company of New York
Allianz Life of NY Variable Account C
(collectively, “Allianz Life”)

Effective at the close of business on April 24, 2020, shares of the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”), a series of Premier Multi-Series VIT, owned through variable insurance products issued by Allianz Life, were liquidated. The proceeds of that liquidation were transferred by Allianz Life to the AZL® MVP Moderate Index Strategy Fund, (the “Destination Fund”) (the “Substitution”). There was no fee charged for the Substitution, and the Substitution will not count toward any limit on free transfers.
From the date of the initial notice in connection with the proposed liquidation of the Portfolio (on or about February 4, 2020), through the date of the Substitution, you were permitted to transfer all of or a portion of your Contract value invested in any subaccount investing in the Portfolio into any other Investment Options available to you under your Contract, without any limitation or charge on the transfer or without the transfer being counted as a transfer for purposes of transfer limitations and fees. If you did not exercise this free transfer right prior to the Substitution, for a period of 90 days after the Substitution, you may transfer Contract value invested in the Destination Fund into any one or more other Investment Options available to you under your Contract, again without any limitation or charge on transfers. Any transfers you may make pursuant to this free transfer right will be subject to the restrictions on Investment Option allocations set forth in your Contract. Your free transfer will not count as one of the limited number of transfers permitted in a year free of charge, and Allianz Life will not impose any additional transfer restrictions on this transfer.
Except for limitations imposed by a living benefit rider, or as described in the market timing limitations of the prospectus, we will not exercise any rights reserved under the Contracts to impose additional restrictions on transfers out of the Destination Fund during this free transfer period.
This notice supplements certain information contained in the prospectus for your Contract and should be attached to your Contract prospectus and retained for future reference.
If you would like further information or a prospectus, free of charge, for any of the Investment Options available under your Contract, or if you would like to make a transfer of your Contract value, please contact your financial professional or call our Service Center toll-free at 800.624.0197. Further Investment Option information is also available on our website at www.allianzlife.com.

PRO-013-0519